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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  July 30, 2001
                        (Date of earliest event reported)


                            THREE-FIVE SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        1-4373                                           86-0654102
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)



                             1600 NORTH DESERT DRIVE
                                 TEMPE, ARIZONA
                                      85281
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (602) 389-8600
              (Registrant's telephone number, including area code)
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Item 9.  Regulation FD Disclosure

         The Company is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information, in the form of the textual information from a slide show presentation to be given at the USDC/Needham Boston Display Conference on July 30, 2001 and at subsequent meetings with institutional investors during the remainder of the quarter.

         The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

         The text included with this Report omits various graphic images included in the actual slides used in the presentation. We will make copies of the actual slides, including such graphic images, available for viewing at our website located at www.threefive.com, although we reserve the right to discontinue that availability at any time.


Exhibit 99.1     Display Solutions for Advanced Technology.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THREE-FIVE SYSTEMS, INC.


Date: July 27, 2001               By: /s/ Jeffrey D. Buchanan
     ---------------                 -------------------------------------------
                                       Jeffrey D. Buchanan
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary, and Treasurer
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                                 EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
99.1                 Display Solutions for Advanced Technology